                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                            TECHNICLONE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                            TECHNICLONE CORPORATION
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.
[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or Item 22(a)(2)
     of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.*

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

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                                     NOTES:

                            TECHNICLONE CORPORATION
                             14282 FRANKLIN AVENUE
                         TUSTIN, CALIFORNIA 92780-7017
                                 (714) 838-0500

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                 APRIL 23, 1998

     NOTICE IS HEREBY GIVEN that a Special Meeting of the Stockholders of TECHNICLONE CORPORATION, a Delaware corporation (the "Company"), will be held at The Embassy Suites Hotel, 3100 E. Frontera Street, Anaheim, California 92806, on April 23, 1998, at 9:00 A.M., Pacific Time, for the following purpose, as more fully described in the accompanying Proxy Statement:

     (1) To approve an amendment to the Company's Certificate of Incorporation which will increase the number of shares of Common Stock which the Company has authority to issue from 60,000,000 shares to 120,000,000 shares (See Proposal One, Amendment of Certificate of Incorporation);

     Only stockholders of record at the close of business on March 16, 1998 will be entitled to vote at the meeting or any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          [William V. Moding Signature]
                                          William V. Moding,
                                          Secretary
March   , 1998

     YOUR VOTE IS IMPORTANT. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING YOU SHOULD COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY. Any stockholder present at the meeting may withdraw his or her proxy and vote personally on each matter brought before the meeting. Stockholders attending the meeting whose shares are held in the name of a broker or other nominee who desire to vote their shares at the meeting should bring with them an original proxy or letter from that firm confirming their ownership of shares and to provide evidence of whether such stockholders have voted previously at the meeting.

                            TECHNICLONE CORPORATION
                             14282 FRANKLIN AVENUE
                         TUSTIN, CALIFORNIA 92780-7017
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                        SPECIAL MEETING OF STOCKHOLDERS
                                 APRIL 23, 1998
                            ------------------------

                                  INTRODUCTION

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of TECHNICLONE CORPORATION, a Delaware corporation ("Techniclone" or the "Company"), for use at a Special Meeting of Stockholders to be held on Thursday, April 23, 1998, at 9:00 A.M. at The Embassy Suites Hotel, 3100 E. Fontera Street, Anaheim, California 92806. The Company has retained the services of Corporate Investor Communications, Inc. ("CIC") to assist in soliciting proxies from brokers and nominees for the Special Meeting. The estimated cost for these services is approximately $10,000 and will be borne by the Company. It is contemplated that this solicitation of proxies will be made exclusively by mail; however, if it should appear desirable to do so in order to ensure adequate representation at the meeting, CIC, directors, officers and employees of the Company may communicate with stockholders, brokerage houses and others by telephone, telegraph or in person to request that proxies be furnished and may reimburse banks, brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the shares held by them. All expenses incurred in connection with this solicitation shall be borne by the Company.

     Holders of shares of Common Stock of the Company ("stockholders") who execute proxies retain the right to revoke them at any time before they are voted. Any proxy given by a stockholder may be revoked or superseded by executing a later dated proxy, by giving notice of revocation to the Secretary of the Company, 14282 Franklin Avenue, Tustin, California 92780-7017, in writing prior to or at the meeting or by attending the meeting and voting in person. A proxy, when executed and not so revoked, will be voted in accordance with the instructions given in the proxy. If a choice is not specified in the proxy, the proxy will be voted "FOR" the increase in the authorized number of shares of Common Stock of the Company and the amendment of the Certificate of Incorporation. This Proxy Statement is first being mailed to stockholders on or about March 20, 1998.

                               VOTING SECURITIES

     The Company has two classes of securities outstanding, common stock and preferred stock, however only the common stock (the "Common Stock") is entitled to vote at the meeting. Holders of Common Stock of the Company of record as of the close of business on March 16, 1998 (the "Record Date"), will be entitled to vote at the meeting or any adjournment or postponement thereof. As of the Record
Date, there were           shares of Common Stock outstanding and entitled to
vote. Each holder of shares of Common Stock is entitled to one vote for each share of Common Stock held as of the Record Date. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present. Under the General Corporation Law of the State of Delaware, for votes cast on matters other than the election of directors that require the affirmative vote of a majority of the shares present and voting at the annual meeting, or the affirmative vote of a majority of the outstanding shares, abstentions and broker non-votes will have the same effect as votes against a proposal.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     Set forth below is certain information as of March 2, 1998 regarding the beneficial ownership of the Company's Common Stock by (i) any person who was known by the Company to own more than five percent (5%) of the voting securities of the Company, (ii) all directors, (iii) the executive officers , and (iv) all current directors and executive officers as a group.

                                        COMMON STOCK
                                        -------------
           NAME AND ADDRESS                 TITLE      NUMBER OF     PERCENT
         OF BENEFICIAL OWNER              OF CLASS     SHARES(A)   OF CLASS(B)
         -------------------            -------------  ---------   -----------
Legere Enterprises, Ltd.                Common Stock   3,123,333       7.41%
222 South Rainbow, Suite 218
Las Vegas, Nevada 89128
Lon H. Stone, Director                  Common Stock   1,386,578(C)     3.29%
14282 Franklin Avenue
Tustin, California 92780
William V. Moding                       Common Stock     416,100(D)      .99%
Chief Finance Officer and Secretary
14282 Franklin Avenue
Tustin, California 92780
Clive R. Taylor, M.D., Ph.D., Director  Common Stock     845,000(E)     2.00%
14282 Franklin Avenue
Tustin, California 92780
Edward Joseph Legere II, Director       Common Stock   3,131,853(F)     7.43%
222 South Rainbow, Suite 218
Las Vegas, Nevada 89128
Carmelo J. Santoro, Director            Common Stock     135,000(G)     3.20%
14282 Franklin Avenue
Tustin, California 92780
Rockell Hankin, Director                Common Stock      25,000(H)      .06%
14282 Franklin Avenue
Tustin, California 92780
All Directors and Executive Officers    Common Stock   5,939,531(I)    14.08%
  as a Group (6 total)

---------------

(A) Except as otherwise noted below, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

(B) Percentages for the Common Stock computed on the basis of 40,428,555 shares outstanding at March 2, 1998, plus an additional 1,734,520 shares that could be acquired by principal stockholders, directors and executive officers through exercise of stock options and warrants during the 60 day period ending April 30, 1998.

(C) Includes 505,135 shares owned by members of Mr. Stone's family as to which he may be deemed to be the beneficial owner. Also includes 739,000 shares of Common Stock subject to outstanding stock options exercisable during the 60 day period ending April 30, 1998.

(D) Includes 20,000 shares owned by members of Mr. Moding's family as to which he may be deemed to be the beneficial owner. Also includes 160,000 shares of Common Stock subject to outstanding stock options exercisable during the 60 day period ending April 30, 1998.

(E) Includes 42,000 shares owned by members of Dr. Taylor's family as to which he may be deemed to be the beneficial owner. Also includes 677,000 shares of Common Stock subject to outstanding stock options exercisable during the 60 day period ending April 30, 1998.

(F) Includes the 3,123,333 shares owned by Legere Enterprises, Ltd., a Nevada limited partnership owned by Mr. Legere and members of his family and 8,520 shares of Common Stock subject to outstanding stock options exercisable during the 60 day period ending April 30, 1998.

(G) Includes 125,000 shares of Common Stock subject to outstanding stock options exercisable during the 60 day period ending April 30, 1998.

(H) Includes 25,000 shares of Common Stock subject to outstanding stock options exercisable during the 60 day period ending April 30, 1998.

(I)  Includes the securities described in notes (C), (D), (E), (F), (G) and (H).

                                    PROPOSAL ONE

                                  AMENDMENT OF THE
                            CERTIFICATE OF INCORPORATION
                                  OF THE COMPANY TO
                   INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

     The Board of Directors has directed that there be submitted to the stockholders of the Company at the special meeting a proposed amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock from 60,000,000 to 120,000,000. In the last fiscal year the Company issued 12,000 shares of 5% Adjustable Convertible Class C Preferred Stock (the "Class C Preferred Stock") which shares are convertible into an indeterminate number of shares of Common Stock. In connection with its agreement with the purchasers of the Class C Preferred Stock, the Company agreed to submit to its stockholders for approval a charter amendment increasing the authorized number of shares of Common Stock of the Company to an amount deemed reasonable by the Company and the placement agent.

     Commencing on October 1, 1997, the Company agreed that if the number of shares of Common Stock reserved for issuance upon the conversion of the Class C Preferred Stock (Reserved Amount) for any three (3) consecutive trading days (the last of such three (3) trading days being the "Authorization Trigger Date") is less than 150% of the number of shares of Common Stock issuable upon conversion of all shares of Class C Preferred Stock (including shares of Class C Preferred Stock which are issued as dividends on shares of Class C Preferred Stock and shares of Class C Preferred Stock issuable with respect to then accrued and unpaid dividends) and the exercise of all warrants (including warrants to be issuable upon conversion of the Class C Preferred Stock) on such trading days, that the Company would immediately notify the holders of the Class C Preferred Stock and the warrants of such occurrence and take immediate action (including seeking stockholder approval to authorize the issuance of additional shares of Common Stock) to increase the Reserved Amount to 150% of such number of shares of Common Stock. This is not an option, it is a requirement of the Class C Preferred Stock Agreement.

     In the event Company fails to so increase the Reserved Amount within ninety
(90) days after an Authorization Trigger Date, each holder of Class C Preferred Stock shall thereafter have the option, exercisable in whole or in part at any time to deliver a redemption notice to the Company. If a holder of the Class C Preferred Stock delivers a redemption notice to the Company, the Company is required to purchase for cash, a portion of the holder's Class C Preferred Stock so that, after giving effect to such purchase, the holder's allocated portion of the Reserved Amount will equal or exceed 150% of such total number of shares of Common Stock allocable to such holder. If the Company fails to redeem any of such shares of Class C Preferred Stock within five (5) business days after its receipt of a redemption notice such an event is then a redemption default.

     Upon the occurrence of a Redemption Event, the Company may elect to convert each share of Class C Preferred Stock into that number of Common Shares equal to the amount of principal and interest then outstanding divided by the lowest conversion price. Prior to March 24, 1998, the lowest conversion price is the average of the low trading price of the Common Stock for the five consecutive trading days prior to the conversion date discounted by 27%. After March 24, 1998, the lowest conversion price is (i) the lower of the average of the closing prices of the Common Stock for the 30 trading days, including and immediately preceding March 24, 1998 or (ii) the average of the low trading price of the Common Stock for the five consecutive trading days prior to the conversion date discounted by 27%. The effect of a Redemption Event could cause the issuance of additional shares of Common Stock to the Holders of the Class C Preferred Stock.

     In October of 1997 at the 1997 Annual Meeting, the Company's stockholders approved an Amendment to the Certificate of Incorporation of the Company increasing the authorized shares of Common Stock from 50,000,000 to 60,000,000 to provide for amount of shares that the Company believed necessary for the Reserved amount. As a result of a decline in the Company's Common Stock from in excess of $3.00 to approximately .50 cents, on March 2, 1998 the remaining outstanding Class C Preferred Stock was convertible into approximately 15,500,000 shares of Common Stock. When combined with the approximately

40,429,000 shares outstanding on that date plus approximately 13,584,000 shares reserved for outstanding stock purchase option and warrants, as well as warrants that would be issued to Class C Preferred Stockholders upon future conversions, it is apparent that the Company did not have sufficient authorized and unissued shares to reserve 150% of the number of shares of Common Stock which will be issuable, on the conversion of the Class C Preferred Stock and the exercise of the warrants related thereto. If the Company does not authorize the additional shares requested on or before April 26, 1998, in order for the Company to be able to reserve additional shares such failure will be a Redemption Event.

     If the stockholders fail to authorize additional shares, the Company will not be able to raise additional money through the sale of equity nor take any other actions requiring the issuance of Common Stock unless the authorized number of shares of Common Stock is increased. If the Company does not increase its shares of Common Stock, it is possible that it will not have sufficient shares to affect conversion of all the Class C Preferred Stock and as a result, it may, in addition to the above-described Redemption Event, be forced to make conversion default payments to all Holders of the Class C Preferred Stock who submit a conversion notice during the period of such a conversion default. For the first ten days of a conversion default the amount that must be paid to all holders of Class C Preferred Stock who have requested conversion is $1,000 per day. If the conversion default continues for a period longer than ten days, then the Company is required to pay 1% per day of the liquidation preference on the shares submitted for a conversion or 30% per month.

     As can be seen from the above paragraphs, the failure to approve this amendment to the Company's Certificate of Incorporation may result in the Company being required to immediately hold another stockholder meeting to attempt to increase the authorized shares to prevent a Redemption Event or a conversion default from occurring. In addition, the Company will be prevented from doing any further equity financing until the availability of authorized, but unissued, shares of stock can be increased.

     In addition, a notice of required conversion may not be given to the holders of the Class C Preferred Stock unless the Company has reserved for issuance to holders of the Class C Preferred Stock, Common Stock which is equal to 150% of the number of shares of Common Stock issuable upon conversion of the Class C Preferred Stock.

     The Board of Directors believes that it is in the best interests of the Stockholders to increase the availability of authorized but unissued Common Stock. The Amendment to the Certificate of Incorporation will be effected by filing a Certificate of Amendment of Certificate of Incorporation, in substantially the form attached hereto as Exhibit A (the "Certificate of Amendment") with the Delaware Secretary of State. The Company intends to make this filing as soon as possible after the approval of the Certificate of Amendment by the stockholders of the Corporation.

     The stockholders approval of Proposal One will constitute their approval of the increase in the authorized number of shares of Common Stock from 60,000,000 to 120,000,000 pursuant to the Certificate of Amendment.

VOTE REQUIRED FOR THE AMENDMENT OF CERTIFICATE OF INCORPORATION PROPOSAL

     The affirmative vote of the holders of a majority of the outstanding shares of Techniclone's Common Stock entitled to vote will be required for approval of the Amendment to the Certificate of Incorporation Proposal. The approval will increase the authorized number of shares of Common Stock from 60,000,000 to 120,000,000 pursuant to the Certificate of Amendment of the Certificate of Incorporation. Accordingly, abstentions and broker non-votes will have the same effect as votes against the proposal. Proxies solicited by management will be voted FOR approval of the Amendment to the Certificate of Incorporation Proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSED AMENDMENT OF CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK.

                                 OTHER MATTERS

     Management is not aware of any other matters to come before the meeting. If any other matter not mentioned in this Proxy Statement are brought before the meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote on such matters in accordance with their judgment.

                                          By Order of the Board of Directors

                                          WILLIAM V. MODING SIGNATURE
                                          William V. Moding
                                          Secretary
MARCH   , 1998

                                   EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                            TECHNICLONE CORPORATION,
                             A DELAWARE CORPORATION

     TECHNICLONE CORPORATION, a Delaware corporation organized and existing under and by virtue of the Delaware General Corporation Law (hereinafter referred to as the "Corporation"), hereby certifies as follows:

          1. That at a meeting of the Board of Directors of the Corporation resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and directing said amendment to be submitted to the stockholders of the Corporation at a special meeting. The resolution setting forth the proposed amendment is as follows:

             "RESOLVED, that the Certificate of Incorporation be amended by changing the first sentence of ARTICLE 4 so that it shall read as follows:

             "The total number of shares of all classes of stock which the Corporation shall have authority to issue is 125,000,000, of which (i) 120,000,000 shares shall be designated "Common Stock" and shall have a par value of $0.001 per share; and (ii) 5,000,000 shares shall be designated "Preferred Stock" and shall have a par value of $0.001 per share."

          2. That thereafter, pursuant to resolution of the Board of Directors, a Special Meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the Delaware General Corporation Law, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

          3. That said amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by Lon H. Stone, Chairman of the Board of Directors,
and attested to by William V. Moding, its Secretary, this        day of April,
1998.

                                          TECHNICLONE CORPORATION,
                                          a Delaware corporation

                                          By:
                                          --------------------------------------
                                            Lon H. Stone, Chairman

ATTEST:

---------------------------------------------------------
William V. Moding, Secretary

                             TECHNICLONE CORPORATION

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                         SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 23, 1997

        The undersigned hereby appoints Lon H. Stone and William V. Moding, and each of them, individually, the attorney, agent and proxy of the undersigned, each with the power to appoint his substitute, to represent and vote, as designated below, all shares of Common Stock of Techniclone Corporation held of record by the undersigned on March 16, 1998, at the Special Meeting of Stockholders to be held at The Embassy Suites Hotel, 3100 E. Fontera Street, Anaheim, California 92806, on April 23, 1998, at 9:00 a.m., and at any and all adjournments thereof.

        1. Approval of the amendment to the Company's Certificate of Incorporation to increase the authorized shares of Common Stock to 120,000,000, as set forth in the Company's Proxy Statement.

                [ ]  FOR              [ ]  AGAINST              [ ]  ABSTAIN

        2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

        This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                 Dated:..................., 1998

Name:
     -------------------------------             -------------------------------
                                                            Signature
Common Shares:
              ----------------------

                                                 -------------------------------
                                                     Signature if held jointly


Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.